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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                  JUNE 29, 2000

                                  SAUCONY, INC.
               (Exact Name of Registrant as Specified in Charter)

                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

                                    000-05083
                            (Commission File Number)

                                   04-1465840
                        (IRS Employer Identification No.)

                               13 CENTENNIAL DRIVE
                             PEABODY, MASSACHUSETTS
                    (Address of Principal Executive Offices)

                                      01960
                                   (Zip Code)

                                 (978) 532-9000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On June 29, 2000, Saucony, Inc. ("Saucony") sold substantially all of the assets and business of its cycling and wetsuit division, as described in the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. See the Exhibit Index immediately preceding the exhibit submitted herewith.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SAUCONY, INC.

                                   By:  /s/ CHARLES A. GOTTESMAN
                                        -------------------------------------
                                        Charles A. Gottesman
                                        Executive Vice President and
                                        Chief Operating Officer

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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1 Press release announcing Saucony's sale of its cycling and wetsuit division.